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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-90275 and No. 333-90277) of Plug Power Inc. and Subsidiary of our report dated February 9, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Albany, New York
March 30, 2001